SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report:  February 14, 1996


                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)

      Delaware               1-5587             73-0642271
  (State or other         (Commission        (I.R.S. Employer
   jurisdiction of        File Number)      Identification No.)
    incorporation)


         901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code (713)496-5000



  Item 7. Financial Statements and Exhibits

       (c)  Exhibits

       Exhibit 99.1   -   Press Release dated  February 13, 1996
                          -  the   Company's  fourth  generation
                          semisubmersible      "Sonat     Arcade
                          Frontier" is  renamed to  the "Paul B.
                          Loyd, Jr."

       Exhibit 99.2   -   Press Release dated  February 13, 1996
                          -  4th   Quarter   and  Yearend   1995
                          earnings release.

                             SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                READING & BATES CORPORATION


                                By  /s/T. W. Nagle
                                    T. W. Nagle
                                    Executive Vice President,
                                    Finance and Administration


  Dated: February 14, 1996